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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



 Date of Report (Date of Earliest Event Reported) - JUNE 7, 2007 (JUNE 1, 2007)




                                   ALLETE, INC.
             (Exact name of registrant as specified in its charter)

        MINNESOTA                      1-3548                  41-0418150
     (State or other           (Commission File Number)      (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation or
      organization)

                             30 WEST SUPERIOR STREET
                          DULUTH, MINNESOTA 55802-2093
          (Address of principal executive offices, including zip code)

                                 (218) 279-5000
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
/ / Soliciting material  pursuant to Rule 14a-12 under the  Exchange Act (17 CFR
    240.14a-12)
/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On June 1, 2007, ALLETE, Inc. (the "Company") accepted an offer to purchase $50 million of senior unsecured notes (the "Notes") in the private placement market. When issued on or about June 8, 2007, the Notes will carry an interest rate of 5.99% and will mature on June 1, 2017. The Company has the option to prepay all or a portion of the Notes at its discretion, subject to a make-whole provision. The Notes are subject to additional terms and conditions which are customary for this type of transaction. The Company intends to use the proceeds from the sale of the Notes to fund corporate growth opportunities and for general corporate purposes.


                         ------------------------------

Readers are cautioned that forward-looking statements should be read in conjunction with ALLETE's disclosures under the heading: "SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995" located on page 2 of this Form 8-K.

                       ALLETE Form 8-K dated June 7, 2007                      1
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                              SAFE HARBOR STATEMENT
           UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, we are hereby filing cautionary statements identifying important factors that could cause our actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) made by or on behalf of ALLETE in this Quarterly Report on Form 10-Q, in presentations, in response to questions or otherwise. Any statements that express, or involve discussions as to expectations, beliefs, plans, objectives, assumptions, or future events or performance (often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "projects," "will likely result," "will continue," "could," "may," "potential," "target," "outlook" or similar expressions) are not statements of historical facts and may be forward-looking.

Forward-looking statements involve estimates, assumptions, risks and uncertainties, which are beyond our control and may cause actual results or outcomes to differ materially from those that may be projected. These statements are qualified in their entirety by reference to, and are accompanied by, the following important factors, in addition to any assumptions and other factors referred to specifically:

     -  our ability to successfully implement our strategic objectives;
     -  our ability to manage expansion and integrate acquisitions;
     - prevailing governmental policies, regulatory actions, and legislation including those of the United States Congress, state legislatures, the FERC, the MPUC, the PSCW, and various local and county regulators, and city administrators, about allowed rates of return, financings, industry and rate structure, acquisition and disposal of assets and facilities, real estate development, operation and construction of plant facilities, recovery of purchased power and capital investments, present or prospective wholesale and retail competition (including but not limited to transmission costs), zoning and permitting of land held for resale and environmental regulation;
     -  effects of restructuring initiatives in the electric industry;
     -  economic and geographic factors, including political and economic risks;
     -  changes in and compliance with laws and policies;
     -  weather conditions;
     -  natural disasters and pandemic diseases;
     -  war and acts of terrorism;
     -  wholesale power market conditions;
     -  population growth rates and demographic patterns;
     - effects of competition, including competition for retail and wholesale customers;
     -  changes in the real estate market;
     -  pricing and transportation of commodities;
     -  changes in tax rates or policies or in rates of inflation;
     -  unanticipated project delays or changes in project costs;
     - availability of construction materials and skilled construction labor for capital projects;
     -  unanticipated changes in operating expenses and capital expenditures;
     -  global and domestic economic conditions;
     -  our ability to access capital markets and bank financing;
     -  changes in interest rates and the performance of the financial markets;
     - our ability to replace a mature workforce, and retain qualified, skilled and experienced personnel; and
     - the outcome of legal and administrative proceedings (whether civil or criminal) and settlements that affect the business and profitability of ALLETE.

Additional disclosures regarding factors that could cause our results and performance to differ from results or performance anticipated by this report are discussed in Item 1A under the heading "Risk Factors" in Part I of our 2006 Form 10-K and Part II, Item 1A of ALLETE's Quarterly Reports on Form 10-Q for the quarterly period ended March 31, 2007. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all of these factors, nor can it assess the impact of each of these factors on the businesses of ALLETE or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Readers are urged to carefully review and consider the various disclosures made by us in this Form 8-K and in our other reports filed with the SEC that attempt to advise interested parties of the factors that may affect our business.

2                      ALLETE Form 8-K dated June 7, 2007

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   ALLETE, Inc.


June 7, 2007                                     Mark A. Schober
                               -------------------------------------------------
                                                 Mark A. Schober
                               Senior Vice President and Chief Financial Officer

                       ALLETE Form 8-K dated June 7, 2007                      3